UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549
                             ----------------------
                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d)
                       of The Securities Exchange Act of
                       1934


                             -----------------------


                Date of Report (Date of earliest event reported):
                                December 23, 1997
                                 USX Corporation
             -----------------------------------------------------------------
              (Exact name of registrant as specified in its
             charter)


           Delaware             1-5153            25-0996816
       ---------------       ------------    -------------------
       (State or other       (Commission        (IRS Employer
       jurisdiction of       File Number)    Identification No.)
        incorporation)

600 Grant Street, Pittsburgh, PA                  15219-4776
---------------------------------------            --------
(Address of principal executive offices)          (Zip Code)

                                 (412) 433-1121
                        ------------------------------

                         (Registrant's telephone number,
                          including area code)

Item 5.  Other Events

   On December 26, 1997 USX Corporation gave notice pursuant to its Restated Certificate of Incorporation of the redemption of all of the outstanding shares of USX-Delhi Group Common Stock (the "Delhi Stock") on January 26, 1998
(the "Redemption Date") at a price of $20.60 per share (the "Redemption Price"). On the Redemption Date, all rights of the holders of shares of Delhi Stock shall cease except for the right to receive the Redemption Price upon surrender of the certificates representing such shares.

Copies of the press release and Notice of Redemption are filed herewith as exhibits.

Item 7.  Financial Statements and Exhibits

   (c) Exhibits

          2.  Stock Purchase and Sale Agreement.......Incorporated by
                                                      reference to Exhibit 2
                                                      to the USX Report on
                                                      Form 8-K dated
                                                      October 22, 1997.

         99.1 Press Release

         99.2 Notice of Redemption





                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


USX CORPORATION


By   /s/  Robert M. Hernandez
     ------------------------
     Robert M. Hernandez
     Vice Chairman & Chief Financial Officer



Dated:  December  29, 1997